MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited Pro Forma Combined Balance Sheet is derived from the balance sheets of Monster Offers and Ad Shark, Inc. as of September 30, 2012. The unaudited Pro Forma Combined Balance Sheet reflects the merger between Monster Offers and Ad Shark, Inc. and assumes that such acquisition was consummated as of September 30, 2012. The following unaudited Pro Forma Combined Statements of Operations, derived from the Statements of Operations of Monster Offers and Ad Shark, Inc. for the nine months ended September 30, 2012, give effect to the merger as if it has occurred at December 31, 2011. The unaudited Pro Forma Combined Financial Statements account for the merger as a capital transaction in substance (and not a business combination of two operating entities) that would be equivalent to Monster Offers issuing securities to Ad Shark, Inc. in exchange for the net monetary assets of Ad Shark, Inc., accompanied by a recapitalization and, as a result, no goodwill relating to the merger will be recorded in the unaudited Pro Forma Combined Financial Statements.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the financial statements of Monster Offers included in the Form 10-K filing. The unaudited Pro Forma Combined Statements of Operations do not purport to represent what the results of operations would actually have been if the merger had occurred on the dated indicated or to project the results of operations from any future period or date. The pro forma adjustments, as described in the accompany data, are based on available information and the assumptions are set forth in the notes thereto, which management believes are reasonable.

MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

SEPTEMBER 30, 2012

				Pro Forma	Pro Forma
	Monster Offers	Ad Shark, Inc.		Adjustments	Combined
Assets:
Current Assets
Cash	$189	$3		-	$192
Accounts Receivable	2,423	-		-	2,423
Loan to related parties	-	297,781		-	297,781
Prepaid Expense	89,477	-		-	89,477
Total Current Assets	92,089	297,784		-	389,873

Other Assets:
Investment in Iconosys	100,000	-		-	100,000
Total Other Assets	100,000	-		-	100,000

Property and Equipment, net	-	1,445		-	1,445
Website, net	-	40,025		-	40,025

Total Assets	$192,089	$339,254		-	531,343

Liabilities:
Current Liabilities
Accounts Payable & Accrued Expenses	$48,979	$113,231		-	$162,210
Accrued Interest	6,085	-		-	6,085
Due to Related Party	6,700	-		-	6,700
Notes Payable	13,250	-		-	13,250
Convertible Notes Payable, net of unamortized discount	60,667	-		-	60,667
Total Current Liabilities	135,681	113,231		-	248,912

Stockholders’ Equity (Deficit):
Monster Offers: Common Stock- par value $.001 authorized 75,000,000 shares, Issued 3,384,361 shares	3,384	-	(b)	27,940	31,324
Ad Shark, Inc: Common Stock- par value $.001 authorized 500,000,000 shares, Issued 7,776,098 shares	-	7,776	(b)	(7,776)	-
Additional Paid in Capital	4,157,590	495,262	(a) (b)	(4,124,730)	528,122
Stock Subscription Payable	450,750	150,000	(a)	(450,750)	150,000
Deficit Accumulated During the Development Stage	(4,555,316)	(427,015	) (b)	4,555,316	(427,015)
Total Stockholders’ Deficit	56,408	226,023		-	282,431

Total Liabilities and Stockholders’ Deficit	$192,089	$339,254		-	531,343

The accompanying notes are an integral part of these pro forma financial statements.

F-1

MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

				Pro Forma
	Monster Offers	Ad Shark, Inc.	Adjustments	Combined
Revenues	$78,168	$2,000	$-	$80,168
Costs of Services	-	-	-	-

Gross Margin	78,168	2,000	-	80,168

Operating Expenses:
Advertising	-	27,406	-	27,406
Bad Debt	1,250	-	-	1,250
Consulting	261,588	150,000	-	411,588
Officer Compensation	20,806	79,054	-	99,860
Professional Fees	23,005	25,402	-	48,407
Selling, General and Administrative	199,706	60,960	-	260,666
Operating Expenses	506,355	342,822	-	849,177

Operating (Loss)	(428,187)	(340,822)	-	(769,009)

Other Income (Expense):
Interest Expense	(63,635)	(7)	-	(63,642)
Interest Income	-	3,682	-	3,682
Other Income	-	40	-	40
Financing Fees	(16,148)	-	-	(16,148)
Loss on debt settlement	(2,514,865)	-	-	(2,514,865)
Other (Income) Expense	(2,594,648)	3,715	-	(2,590,933)

Net Loss	$(3,022,835)	$(337,107)	$-	$(3,359,942)

Loss per Share, Basic & Diluted				$(0.11)

Weighted Average Shares Outstanding				29,821,521

The accompanying notes are an integral part of these financial statements.

F-2

MONSTER OFFERS

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Combined Financial Statements give effect to the following adjustments:

(a.) In November of 2012, Monster Offers acquired all the outstanding shares of Ad Shark, Inc. pursuant to the acquisition agreement. The shares of Ad Shark, Inc were cancelled upon the execution of the agreement.

(b.) Effective November 9, 2012, Monster Offers and Ad Shark, Inc. completed the acquisition agreement as where Ad Shark, Inc. became a wholly-owned subsidiary of Monster Offers. The shareholders of Ad Shark, Inc. were issued a total of 27,939,705 shares of Monster Offers common stock in exchange for their shares.

F-3

MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited Pro Forma Combined Balance Sheet is derived from the balance sheets of Monster Offers and Ad Shark, Inc. as of December 31, 2011. The unaudited Pro Forma Combined Balance Sheet reflects the merger between Monster Offers and Ad Shark, Inc. and assumes that such acquisition was consummated as of December 31, 2011. The following unaudited Pro Forma Combined Statements of Operations, derived from the Statements of Operations of Monster Offers and Ad Shark, Inc. for the year ended December 31, 2011, give effect to the merger as if it has occurred at December 31, 2011. The unaudited Pro Forma Combined Financial Statements account for the merger as a capital transaction in substance (and not a business combination of two operating entities) that would be equivalent to Monster Offers issuing securities to Ad Shark, Inc. in exchange for the net monetary assets of Ad Shark, Inc., accompanied by a recapitalization and, as a result, no goodwill relating to the merger will be recorded in the unaudited Pro Forma Combined Financial Statements.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the financial statements of Monster Offers included in the Form 10-K filing. The unaudited Pro Forma Combined Statements of Operations do not purport to represent what the results of operations would actually have been if the merger had occurred on the dated indicated or to project the results of operations from any future period or date. The pro forma adjustments, as described in the accompany data, are based on available information and the assumptions are set forth in the notes thereto, which management believes are reasonable.

MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

DECEMBER 31, 2011

				Pro Forma	Pro Forma
	Monster Offers	Ad Shark, Inc.		Adjustments	Combined
Assets:
Current Assets
Cash	$3,817	$-		-	$3,817
Accounts Receivable	9,423	-		-	9,423
Prepaid Expense	26,272	-		-	26,272
Total Current Assets	39,512	-		-	39,512

Other Assets:
Unamortized Financing Fees	2,421	-		-	2,421
Investment in Iconosys	100,000	-		-	100,000
Other Assets	-	49,500		-	49,500
Total Other Assets	102,421	49,500		-	151,921

Property and Equipment, net	-	2,036		-	2,036
Website, net	-	55,777		-	55,777

Total Assets	$141,933	$107,313		-	$249,246

Liabilities:
Current Liabilities
Accounts Payable & Accrued Expenses	$58,229	$39,193		-	$97,422
Bank Overdraft	-	493			493
Accrued Interest	9,341	-		-	9,341
Unearned Revenue	33,333	-		-	33,333
Convertible Notes Payable, net of unamortized discount	176,330	-		-	176,330
Total Current Liabilities	277,233	39,686		-	316,919

Stockholders’ Equity (Deficit):
Monster Offers: Common Stock- par value $.001 authorized 75,000,000 shares, Issued 220,568 shares	221	-	(b)	27,940	28,161
Ad Shark, Inc: Common Stock- par value $.001 authorized 500,000,000 shares, Issued 0 shares	-	-		-	-
Additional Paid in Capital	910,385	2,285	(a) (b)	(1,405,171)	(492,501)
Stock Subscription Payable	486,575	155,250	(a)	(155,250)	486,575
Deficit Accumulated During the Development Stage	(1,532,481)	(89,908	) (b)	1,532,481	(89,908)
Total Stockholders’ Deficit	(135,300)	67,627		(0)	(67,673)

Total Liabilities and Stockholders’ Deficit	$141,933	$107,313		-	249,246

The accompanying notes are an integral part of these pro forma financial statements.

F-1

MONSTER OFFERS

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

				Pro Forma
	Monster Offers	Ad Shark, Inc.	Adjustments	Combined
Revenues	$223,275	$2,494	$-	$225,769
Costs of Services	-	-	-	-

Gross Margin	223,275	2,494	-	225,769

Operating Expenses:
Advertising	10,123	29,819	-	39,942
Amortization	24,565	9,851	-	34,416
Consulting	324,560	-	-	324,560
Officer Compensation	144,200	36,906	-	181,106
Professional Fees	32,589	7,985	-	40,574
Selling, General and Administrative	123,797	7,819	-	131,616
Operating Expenses	659,834	92,380	-	752,214

Operating (Loss)	(436,559)	(89,886)	-	(526,445)

Other (Income) Expense:
Interest Expense	17,460	22	-	17,482
Financing Fees	120,268	-	-	120,268
Debt Forgiveness	(846)	-	-	(846)
Loss on Impairment	425,435	-	-	425,435
Other (Income) Expense	562,317	22	-	562,339

Net Loss	$(998,876)	$(89,908)	$-	$(1,088,784)

Loss per Share, Basic & Diluted				$(0.04)

Weighted Average Shares Outstanding				28,160,273

The accompanying notes are an integral part of these financial statements.

F-2

MONSTER OFFERS

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Combined Financial Statements give effect to the following adjustments:

(a.) In November of 2012, Monster Offers acquired all the outstanding shares of Ad Shark, Inc. pursuant to the acquisition agreement. The shares of Ad Shark, Inc were cancelled upon the execution of the agreement.

(b.) Effective November 9, 2012, Monster Offers and Ad Shark, Inc. completed the acquisition agreement as where Ad Shark, Inc. became a wholly-owned subsidiary of Monster Offers. The shareholders of Ad Shark, Inc. were issued a total of 27,939,705 shares of Monster Offers common stock in exchange for their shares.

F-3